UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 30, 2024
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
590 Plant Road Dresden, New York 14441
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	The Nasdaq Global Select Market
8.50% Senior Notes due 2026	GREEL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 7.01 and Item 9.01 of the Current Report on Form 8-K filed on July 31, 2024 (the “Original Form 8-K”) to correct the date of the issuance and description of a press release announcing the launch of a bitcoin self-mining retention strategy and entry into the Purchase Agreement and Registration Rights Agreement (as defined below) in Item 7.01 from July 31, 2024 to August 1, 2024, and to furnish the press release in Item 9.01 as Exhibit 99.1 hereto. No other changes have been made to the Original Form 8-K.

Item 1.01 – Entry into a Material Definitive Agreement.

On July 30, 2024, Greenidge Generation Holdings Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a related Registration Rights Agreement (the “Registration Rights Agreement”), each dated as of July 30, 2024, with B. Riley Principal Capital II, LLC (“B. Riley Principal Capital II”). Upon the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreement, the Company will have the right, in its sole discretion, to sell to B. Riley Principal Capital II up to $20,000,000 of newly issued shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), subject to certain conditions and limitations contained in the Purchase Agreement, from time to time during the term of the Purchase Agreement. Sales of Common Stock by the Company to B. Riley Principal Capital II pursuant to the Purchase Agreement, and the timing of any such sales, are solely at the option of the Company, and the Company is under no obligation to sell any securities to B. Riley Principal Capital II under the Purchase Agreement.

Upon the initial satisfaction of each of the conditions to B. Riley Principal Capital II’s purchase obligation set forth in the Purchase Agreement (the initial satisfaction of such conditions, the “Commencement”, and the date on which the Commencement occurs, the “Commencement Date”) including that a registration statement registering under the Securities Act of 1933, as amended (the “Securities Act”), the resale by B. Riley Principal Capital II of shares of Common Stock issued to it by the Company under the Purchase Agreement, which the Company agreed to file with the Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement, is declared effective by the SEC and a final prospectus relating thereto is filed with the SEC, the Company will have the right, but not the obligation, from time to time at its sole discretion a period of up to 36 months beginning on the Commencement Date, to direct B. Riley Principal Capital II to purchase a specified number of shares of Common Stock, not to exceed certain limitations as set forth in the Purchase Agreement (each, a “Purchase”), by timely delivering an irrevocable written notice of such Purchase (each, a “Purchase Notice”) to B. Riley Principal Capital II prior to the commencement of trading of the Common Stock on The Nasdaq Global Market (“Nasdaq”) on any trading day (each, a “Purchase Date”), so long as (i) the closing sale price of the Common Stock on the trading day immediately prior to such Purchase Date is not less than a specified threshold price of $1.00 as set forth in the Purchase Agreement (the “Threshold Price”) and (ii) all shares of Common Stock subject to all prior Market Open Purchases and all prior Intraday Purchases (each term as defined below) effected by the Company under the Purchase Agreement (as applicable) have been received by B. Riley Principal Capital II in the manner set forth in the Purchase Agreement prior to the Company’s delivery of the applicable Purchase Notice to B. Riley Principal Capital II.

The per share purchase price that B. Riley Principal Capital II is required to pay for shares of Common Stock in a Purchase effected by the Company pursuant to the Purchase Agreement, if any, will be determined by reference to the volume weighted average price of the Common Stock (“VWAP”), calculated in accordance with the Purchase Agreement, for the period (the “Purchase Valuation Period”) beginning at the official open (or “commencement”) of the regular trading session on Nasdaq on the applicable Purchase Date for such Purchase, and ending at the earliest to occur of (i) such time of official close of the regular trading session, (ii) such time during such regular trading hour period, the trading volume threshold calculated in accordance with the Purchase Agreement is reached, and (iii) if the Company further specifies in the applicable purchase notice for such Purchase that a “limit order discontinue election” shall apply to such purchase, such time the trading price of the Common Stock on Nasdaq during such Purchase Valuation Period falls below the applicable minimum price threshold determined in accordance with the Purchase Agreement, less a fixed 3.0% discount to the VWAP for such Purchase Valuation Period. The calculations of the VWAP and the volume of shares traded for purposes of determining whether such volume threshold is reached will exclude the opening and closing trades in the Common Stock during regular trading hours on the applicable Purchase Date, to the extent they occur during the applicable Purchase Valuation Period and if the Company specifies a limit order discontinue election, any trades in the Common Stock during the applicable Purchase Valuation Period at a price below the applicable minimum price threshold determined in accordance with the Purchase Agreement.

From and after the Commencement Date, in addition to Purchases described above for which the applicable Purchase Valuation Periods begin at the official open of Nasdaq regular trading session on the applicable Purchase Dates therefor (each hereinafter referred to as a “Market Open Purchase”), the Company will also have the right, but not the obligation (subject to the continued satisfaction of the purchase conditions contained in the Purchase Agreement), to direct B. Riley Principal Capital II to purchase, on any trading day that would qualify as a Purchase Date on which the Company may elect to effect a Market Open Purchase, whether or not a Market Open Purchase is effected on such trading day, a specified number of shares of Common Stock, not to exceed certain limitations set forth in the Purchase Agreement similar to those applicable to a Market Open Purchase (each, an “Intraday Purchase”), by timely delivering an irrevocable written notice of such Intraday Purchase to B. Riley Principal Capital II after 10:00 a.m., New York City time (and after the Purchase Valuation Period for any earlier Market Open Purchase and the Intraday Purchase Valuation Period for the most recent prior Intraday Purchase effected on the same Purchase Date, if applicable, have ended), and prior to 3:30 p.m., New York City time, on such Purchase Date (each, an “Intraday Purchase Notice”), so long as (i) the closing sale price of the Common Stock on Nasdaq on the trading day immediately prior to such Purchase Date is not less than the Threshold Price and (ii) all shares of Common Stock subject to all prior Market Open Purchases and all prior Intraday Purchases effected by the Company under the Purchase Agreement (as applicable) have been received by B. Riley Principal Capital II in the manner set forth in the Purchase Agreement prior to the Company’s delivery of the applicable Intraday Purchase Notice to B. Riley Principal Capital II.

The per share purchase price for the shares of Common Stock that the Company elects to sell to B. Riley Principal Capital II in an Intraday Purchase pursuant to the Purchase Agreement, if any, will be calculated in the same manner as in the case of a Market Open Purchase (including the same fixed percentage discounts to the applicable VWAP used to calculate the per share purchase price for a Market Open Purchase, as described above), provided that the VWAP for each Intraday Purchase effected on a Purchase Date will be calculated over different Purchase Valuation Periods during the regular trading session on Nasdaq on such Purchase Date, each of which will commence and end at different times on such Purchase Date (the “Intraday Purchase Valuation Period”).

There is no upper limit on the price per share that B. Riley Principal Capital II could be obligated to pay for the Common Stock the Company may elect to sell to it in any Market Open Purchase or any Intraday Purchase under the Purchase Agreement. In the case of Market Open Purchases and Intraday Purchases effected by the Company under the Purchase Agreement, if any, all share and dollar amounts used in determining the purchase price per share of Common Stock to be purchased by B. Riley Principal Capital II in a Market Open Purchase or an Intraday Purchase (as applicable), or in determining the applicable maximum purchase share amounts or applicable volume or price threshold amounts in connection with any such Market Open Purchase or Intraday Purchase (as applicable), in each case, will be equitably adjusted as set forth in the Purchase Agreement for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during any period used to calculate such per share purchase price or maximum purchase share amounts or applicable volume, other than the Threshold Price.

The Company will control the timing and amount of any sales of Common Stock to B. Riley Principal Capital II that it may elect, in its sole discretion, to effect from time to time from and after the Commencement Date and during the term of the Purchase Agreement. Actual sales of shares of Common Stock to B. Riley Principal Capital II under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

Under the applicable Nasdaq rules, in no event may the Company issue to B. Riley Principal Capital II under the Purchase Agreement more than 2,124,429 shares of Common Stock, which number of shares is equal to 19.99% of the sum of shares of Common Stock and shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock”), in each case, issued and outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (ii) the average price per share paid by B. Riley Principal Capital II for all of the shares of Common Stock that the Company directs B. Riley Principal Capital II to purchase from the Company pursuant to the Purchase Agreement, if any, equals or exceeds $2.73 per share (representing the lower of (a) the official closing price of the Common Stock on Nasdaq immediately preceding the execution of the Purchase Agreement and (b) the average official closing price of the Common Stock on Nasdaq for the five consecutive trading days immediately preceding the execution of the Purchase Agreement, adjusted as required by Nasdaq to take into account payment of the Cash Commitment Fee (defined below) to B. Riley Principal Capital II, so that the Exchange Cap limitation will not apply to issuances and sales of Common Stock pursuant to the Purchase Agreement). Moreover, the Company may not issue or sell any shares of Common Stock to B. Riley Principal Capital II under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by B. Riley Principal Capital II and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 thereunder), would result in B. Riley Principal Capital II beneficially owning more than 4.99% of the outstanding shares of Common Stock.

The net proceeds from sales of Common Stock by the Company to B. Riley Principal Capital II under the Purchase Agreement, if any, will depend on the frequency and prices at which the Company sells shares of Common Stock to B. Riley Principal Capital II under the Purchase Agreement. To the extent the Company elects to sell shares of Common Stock to B. Riley Principal Capital II under the Purchase Agreement from and after the Commencement Date, the Company currently plans to use any net proceeds therefrom for working capital and general corporate purposes, including making capital expenditures and future acquisitions and investments, including bitcoin earned from our self-mining activities.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement, other than a prohibition (with certain limited exceptions) on the Company entering into specified “Variable Rate Transactions” (as such term is defined in the Purchase Agreement) during certain Reference Period (as such term is defined in the Purchase Agreement). Notwithstanding, under the Purchase Agreement, we may not allot, issue, sell or grant any, or otherwise dispose of or issue (or enter into any agreement, plan or arrangement contemplating any of the foregoing, or seek to utilize any existing agreement, plan or arrangement to effect any of the foregoing) any shares of Common Stock or equivalents in any “equity line of credit” or “at the market offering”, subject to certain exceptions detailed in the Purchase Agreement.

B. Riley Principal Capital II has agreed that none of B. Riley Principal Capital II, its sole member, any of their respective officers, or any entity managed or controlled by B. Riley Principal Capital II or its sole member, will engage in or effect, directly or indirectly, for its own account or for the account of any other of such persons or entities, any short sales of the Common Stock or hedging transaction that establishes a net short position in the Common Stock during the term of the Purchase Agreement.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for the purposes of such agreements, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month next following the 36-month anniversary of the Commencement Date, (ii) the date on which B. Riley Principal Capital II shall have purchased from the Company under the Purchase Agreement shares of Common Stock for an aggregate gross purchase price of $20,000,000, (iii) the date on which the Common Stock shall have failed to be listed or quoted on Nasdaq or another U.S. national securities exchange identified as an “eligible market” in the Purchase Agreement, (iv) the 30th trading day after the date on which a voluntary or involuntary bankruptcy proceeding involving the Company has been commenced that is not discharged or dismissed prior to such trading day, and (v) the date on which a bankruptcy custodian is appointed for all or substantially all of the Company’s property or the Company makes a general assignment for the benefit of its creditors. The Company has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty to the Company, upon ten (10) trading days’ prior written notice to B. Riley Principal Capital II, provided, however, that certain conditions under the Purchase Agreement are met. The Company and B. Riley Principal Capital II may also agree to terminate the Purchase Agreement by mutual written consent, provided that no termination of the Purchase Agreement will be effective during the pendency of any Market Open Purchase or any Intraday Purchase that has not then fully settled in accordance with the Purchase Agreement. Neither the Company nor B. Riley Principal Capital II may assign or transfer their respective rights and obligations under the Purchase Agreement or the Registration Rights Agreement, and no provision of the Purchase Agreement or the Registration Rights Agreement may be modified or waived by the Company or B. Riley Principal Capital II.

As consideration for B. Riley Principal Capital II’s commitment to purchase shares of Class A Common Stock at the Company’s direction upon the terms and subject to the conditions set forth in the Purchase Agreement, the Company agreed to pay B. Riley Principal Capital II a cash commitment fee in the amount of $200,000 (the “Cash Commitment Fee”), which represents 1.0% of B. Riley Principal Capital II’s $20,000,000 total aggregate purchase commitment under the Purchase Agreement. Twenty-five percent (25%) of the Cash Commitment Fee, or $50,000, shall be paid by the Company to B. Riley Principal Capital II in immediately available funds no later than the date on which either the first Intraday Purchase Notice or Purchase Notice is given under the Purchase Agreement, as applicable. The remaining seventy-five percent (75%) of the Cash Commitment Fee will be paid by withholding cash amounts equal to 30% of the total aggregate purchase price payable by B. Riley Principal Capital II to the Company in connection with each purchase of class A common stock effected under the Purchase Agreement, until such time as B. Riley Principal Capital II shall have received from such cash withholding(s) a total aggregate amount in cash equal to $150,000. Notwithstanding any of the foregoing to the contrary, if B. Riley Principal Capital II is able to withhold an aggregate amount in cash equal to $50,000 on or prior to the date that is the 180th day after the date of the Purchase Agreement, then the obligation to withhold any additional amounts shall be immediately terminated and B. Riley Principal Capital II shall deem the Cash Commitment Fee requirement fulfilled after receiving $100,000 in the aggregate by such 180-day deadline ($50,000 in a lump sum payment and $50,000 in withholding).

In addition, we have agreed to reimburse B. Riley Principal Capital II for the reasonable legal fees and disbursements of B. Riley Principal Capital II’s legal counsel in an amount not to exceed (i) $30,000 upon our execution of the Purchase Agreement and Registration Rights Agreement and (ii) $3,000 per fiscal quarter, in each case in connection with the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement.

Under the Purchase Agreement, if a “qualified independent underwriter” (the “QIU”) is required to participate in the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement in order for such transactions to be in full compliance with the applicable rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”), including FINRA Rule 5121, each of the parties has agreed to execute such documentation as may reasonably be required to engage the QIU to act as the qualified independent underwriter in this offering.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02 – Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety. The securities that have been or may be issued under the Purchase Agreement are being offered and sold by the Company in a transaction exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof. Accordingly, the offer and sale by the Company of the securities that have been or may be issued to B. Riley Principal Capital II under the Purchase Agreement is not being registered under the Securities Act or any applicable state securities or “Blue Sky” laws and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 7.01 – Regulation FD

On August 1, 2024, the Company issued a press release announcing the Company's new bitcoin self-mining retention strategy and the execution of the Purchase Agreement and Registration Rights Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 of the Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liability under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 9.01 – Financial Statements and Exhibits.
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Common Stock Purchase Agreement, dated as of July 30, 2024, by and between Greenidge Generation Holdings Inc. and B. Riley Principal Capital II, LLC.
10.2	Registration Rights Agreement, dated as of July 30, 2024, by and between Greenidge Generation Holdings Inc. and B. Riley Principal Capital II, LLC.
99.1	Press Release, dated August 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenidge Generation Holdings Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: August 1, 2024